Earning Per Share	12 Months Ended
Jun. 30, 2025
Earning Per Share [Abstract]
EARNING PER SHARE

10. EARNING PER SHARE

Basic and diluted EPS for the current period is based on the profit or loss of the accounting acquirer and the weighted average number of ordinary shares of the legal acquirer outstanding during the period (net of treasury shares). Comparative EPS has been retrospectively restated to reflect exchange ratio of the Business Combination Agreement and the Reverse Stock Split ratio.

As part of the consideration transferred in the reverse acquisition stated in Note 1 - The Group’s business reorganization and general information – “The Bioceres Group Business Combination Agreement”, the Company committed to issue the Holdback additional ordinary shares twelve months after the acquisition date. As this obligation is unconditional and forms part of the purchase consideration under IFRS 3, such shares are included in basic and diluted EPS from the acquisition date and retrospectively for all comparative periods, in accordance with IAS 33. The deferred issuance date does not affect their inclusion in the earnings per share calculation.

The Group’s basic and diluted loss per ordinary share are the same because the Group has generated net loss to ordinary shareholders.

	06/30/2025	06/30/2024	06/30/2023
Numerator
Loss/Profit for the year (basic EPS)	(111,460,708)	(32,685,398)	40,435,923
Loss/Profit for the year (diluted EPS)	(111,460,708)	(32,685,398)	40,435,923
Denominator
Number of shares (basic EPS)	6,462,960	5,821,519	4,593,222
Number of shares (diluted EPS)	6,462,960	5,821,519	4,593,222

Basic (loss)/profit attributable to ordinary equity holders of the parent	$(17.2461)	$(5.6146)	$8.8034
Diluted (loss)/profit attributable to ordinary equity holders of the parent	$(17.2461)	$(5.6146)	$8.8034